DESCRIPTION OF THE BUSINESS	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
DESCRIPTION OF THE BUSINESS

NOTE 1. DESCRIPTION OF THE BUSINESS

Atmus Filtration Technologies Inc. (“Atmus” or the “Company”) develops, designs, manufactures and sells filters, coolant and chemical products. Atmus offers products for first fit and aftermarket applications, including air filters, fuel filters, fuel water separators, lube filters, hydraulic filters, coolants, fuel additives and other filtration systems to original equipment manufacturers, dealers/distributors and end-users. Atmus supports a wide customer base in a diverse range of markets, including on-highway and off-highway segments such as oil and gas, agriculture, mining, construction, power generation, marine and industrial markets. The Company produces and sells globally recognized Fleetguard branded products in over 140 countries, including countries in North America, Europe, South America, Asia, Australia and Africa. Fleetguard branded products are available through distribution centers worldwide.

Separation

In April 2022, Cummins Inc. (“Cummins” or the “Parent”) announced its intention to separate its filtration business (the “Filtration Business”) into a standalone publicly traded company (the “Separation”). In preparation for separation from Cummins, Atmus, as its predecessor in interest, was incorporated as a wholly-owned subsidiary of Cummins in Delaware on April 1, 2022 in connection with the planned Separation. Prior to the completion of Atmus’ initial public offering (the “IPO”), Cummins completed, in all material respects, the transfer of the assets and liabilities of the Filtration Business to Atmus and its subsidiaries as detailed in the separation agreement Atmus entered into with Cummins.

Atmus’ Registration Statement on Form S-1, as amended, filed with the Securities and Exchange Commission (“Commission”) on May 16, 2023, was declared effective on May 25, 2023, and Atmus’ common shares began trading on the New York Stock Exchange under the symbol “ATMU” on May 26, 2023. On May 30, 2023, the IPO was completed through the sale on behalf of certain commercial paper holders of Cummins of 16,243,070 shares of common stock, including the underwriters’ full exercise of their 30-day option to purchase 2,118,661 shares to cover over-allotments. None of the proceeds of the IPO were for the benefit of Atmus. As of the closing of the IPO, Cummins owned, and continues to own, approximately 80.5% of the outstanding shares of Atmus common stock.

Atmus Debt Agreement

On September 30, 2022, and as amended on February 15, 2023, Atmus entered into a $1.0 billion credit agreement (“Credit Agreement”) with Cummins and a syndicate of banks, providing for a $600 million term loan facility (the “term loan”) and a $400 million revolving credit facility (the “revolving credit facility”), in anticipation of the Separation. Borrowings under the Credit Agreement did not become available until the IPO occurred. The facilities covered by the Credit Agreement will mature on September 30, 2027.

Upon completion of the IPO, Atmus borrowed $650 million, consisting of proceeds of the term loan and amounts drawn under the revolving credit facility, and paid such amounts to Cummins in partial consideration for the Separation.